UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2006

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

We are filing this Current Report of Form 8-K in connection with our proposed public offering of 2,000,000 shares of our Series A Cumulative Redeemable Preferred Stock plus an overallotment option of 300,000 shares (the “Preferred Stock Offering”) registered on our shelf registration statement (Commission File Nos. 333-127955, 333-127955-01, 333-127955-02, 333-127955-03). The Risk Factors included in Exhibit 99.1 update and supersede “Risk Factors” from our 2004 Annual Report on Form 10-K, and these Risk Factors are incorporated herein by reference. Selected loan data included as part of the this report filed with the Securities and Exchange Commission in connection with the Preferred Stock Offering is also included in the attached Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Supplemental Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2006

HOMEBANC CORP.

By:	/s/ ALANA L. GRIFFIN
Name:	Alana L. Griffin
Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Information.